STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company
Separate Account VL II of Talcott Resolution Life and Annuity Insurance Company

Supplement dated July 17, 2025,
to
Statement of Additional Information dated May 1, 2025,
for
Hartford Leaders VUL LegacyTM,
Stag Protector® Variable Universal Life,
Stag Accumulator® Variable Universal Life,
and Stag Variable Life Artisan Policies

This supplement updates and amends certain information contained in the current statement of additional information for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The paragraph under “Control of Talcott Resolution Life and Annuity Insurance Company” in the section entitled “GENERAL INFORMATION AND HISTORY” is hereby deleted and replaced with the following:

Talcott Resolution Life and Annuity Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd., an approved Class E insurer under the Bermuda Monetary Authority. TR Re, Ltd., is a direct, wholly owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

SAIPRODSUP005
HLP-201, HLP-202, HLP-203, HLP-204, HLP-205, HLP-206